Exhibit 1.1

EXECUTION COPY

RLJ LODGING TRUST

(a Maryland real estate investment trust)

13,800,000 Common Shares of Beneficial Interest

UNDERWRITING AGREEMENT

March 20, 2013

Barclays Capital Inc.

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

Wells Fargo Securities, LLC

as Representatives of the several Underwriters

c/o             Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

One Bryant Park
New York, New York 10036

Wells Fargo Securities, LLC

375 Park Avenue

4th Floor

New York, New York 10152

Ladies and Gentlemen:

RLJ Lodging Trust, a Maryland real estate investment trust (the “Company”), and RLJ Lodging Trust, L.P., a Delaware limited partnership (the “Operating Partnership,” and together with the Company, the “Transaction Entities”), confirm their respective agreements with Barclays Capital Inc. (“Barclays”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and Wells Fargo Securities, LLC (“Wells Fargo”) and each of the other Underwriters named in Schedule A hereto (collectively, the “Underwriters,” which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Barclays, Merrill Lynch and Wells Fargo are acting as representatives (in such capacity, the “Representatives”), with respect to (i) the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of common shares of beneficial interest, $0.01 par value per share, of the Company (“Common Shares”) set forth in Schedule A hereto and (ii) the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of 2,070,000 additional Common Shares.  The aforesaid 13,800,000 Common Shares (the “Initial Securities”) to be purchased by the Underwriters and all or any part of the 2,070,000 Common Shares subject to the option described in Section 2(b) hereof (the “Option Securities”) are hereinafter called, collectively, the “Securities.”

The Transaction Entities acknowledge that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) an automatic shelf registration statement on Form S-3 (File No. 333-183485) covering the public offering and sale of certain securities, including the Securities, under the Securities Act of 1933, as amended (the “1933 Act”), and the rules and regulations promulgated thereunder (the “1933 Act Regulations”), which automatic shelf registration statement became effective under Rule 462(e) under the 1933 Act Regulations. Such registration statement, as of any time, means such registration statement as amended by any post-effective amendments thereto to such time, including the exhibits and any schedules thereto at such time, the documents incorporated or deemed to be incorporated by reference therein at such time pursuant to Item 12 of Form S-3 under the 1933 Act and the documents otherwise deemed to be a part thereof as of such time pursuant to Rule 430B under the 1933 Act Regulations (“Rule 430B”), is referred to herein as the “Registration Statement;” provided, however, that the “Registration Statement” without reference to a time means such registration statement as amended by any post-effective amendments thereto as of the time of the first contract of sale for the Securities, which time shall be considered the “new effective date” of such registration statement with respect to the Securities within the meaning of paragraph (f)(2) of Rule 430B, including the exhibits and schedules thereto as of such time, the documents incorporated or deemed incorporated by reference therein at such time pursuant to Item 12 of Form S-3 under the 1933 Act and the documents otherwise deemed to be a part thereof as of such time pursuant to the Rule 430B.  Each preliminary prospectus supplement and the base prospectus contained in the Registration Statement used in connection with the offering of the Securities, including the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, is collectively referred to herein as a “preliminary prospectus.”  Promptly after execution and delivery of this Agreement, the Company will prepare and file a final prospectus supplement and base prospectus relating to the Securities in accordance with the provisions of Rule 424(b) under the 1933 Act Regulations (“Rule 424(b)”).  The final prospectus supplement and the base prospectus, in the form first furnished or made available to the Underwriters for use in connection with the offering of the Securities, including the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act prior to the execution and delivery of this Agreement, are collectively referred to herein as the “Prospectus.”  For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (or any successor system) (“EDGAR”).

As used in this Agreement:

“Applicable Time” means 8:45 A.M., New York City time, on March 20, 2013 or such other time as agreed by the Company and the Representatives.

“General Disclosure Package” means any Issuer General Use Free Writing Prospectuses (as defined below) issued prior to the Applicable Time, the most recent preliminary prospectus that is distributed to investors prior to the Applicable Time and the information included on Schedule B-1 hereto, all considered together.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the 1933 Act Regulations (“Rule 433”), including, without limitation, any “free writing prospectus” (as defined in Rule 405 of the 1933 Act Regulations (“Rule 405”)) relating to the Securities that is (i) required to be filed with the Commission by the Company, (ii) a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (iii) exempt from filing with the Commission pursuant to Rule 433(d)(5)(i) because it contains a description of the Securities or of the offering of the Securities that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors (other than a “road show,” as defined in Rule 433), as specified in Schedule B-2 hereto.

“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

All references in this Agreement to financial statements and schedules and other information which is “disclosed,” “contained,” “included,” “made,” “stated” or “referred to” (or other references of like import) in the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to include all such financial statements and schedules and other information incorporated or deemed incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be, prior to the execution and delivery of this Agreement; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to include the filing of any document under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the rules and regulations promulgated thereunder (the “1934 Act Regulations”), incorporated or deemed to be incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be, at or after the execution and delivery of this Agreement.

SECTION 1.                            Representations and Warranties.

(a)                                 Representations and Warranties by the Transaction Entities.  Each of the Transaction Entities, jointly and severally, represents and warrants to each Underwriter as of the date hereof, the Applicable Time, the Closing Time (as defined below) and each Date of Delivery (as defined below), if any, and agrees with each Underwriter, as follows:

(i)                                     Registration Statement and Prospectuses.  The Company meets the requirements for use of Form S-3 under the 1933 Act.  The Registration Statement is an “automatic shelf registration statement” (as defined in Rule 405) and the Securities have been and remain eligible for registration by the Company on such automatic shelf registration statement.  Each of the Registration Statement and any post-effective amendment thereto has become effective under the 1933 Act. No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act, no notice of objection to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the 1933 Act Regulations has been received by the Company, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated. The Company has complied with each request, if any, from the Commission for additional information.

Each of the Registration Statement and any post-effective amendment thereto, at the time of its effectiveness and at each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) under the 1933 Act Regulations, complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations. Each preliminary prospectus, at the time it was filed, complied and the Prospectus and any amendment or supplement thereto, as of their respective issue date, complied and will comply in all material respects with the 1933 Act and the 1933 Act Regulations.  Each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with the offering of the Securities was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations.

(ii)                                  Accurate Disclosure.  Neither the Registration Statement nor any amendment thereto, at the time of its effectiveness, at the Closing Time or at any Date of Delivery, contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  At the Applicable Time, at the Closing Time and at each Date of Delivery, if any, neither (A) the General Disclosure Package nor (B) any individual Issuer Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Neither the Prospectus nor any amendment or supplement thereto (including any prospectus wrapper), as of its issue date, at the time of any filing with the Commission pursuant to Rule 424(b), at the Closing Time or at any Date of Delivery, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, at the time the Registration Statement became effective or when such documents incorporated by reference were filed with the Commission, as the case may be, when read together with the other information in the Registration Statement, the General Disclosure Package or the Prospectus, as the case may be, did not, do not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the General Disclosure Package and the Prospectus, in the light of the circumstances under which they were made), not misleading.

The representations and warranties in this Section 1(a)(ii) shall not apply to statements in or omissions from the Registration Statement (or any amendment thereto) or the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein. For purposes of this Agreement, the only information so furnished shall be the information in the first paragraph under the heading “Underwriting—Commissions and Discounts,” the information in the second and third paragraphs under the heading “Underwriting—Price Stabilization, Short Positions” and the information under the heading “Underwriting—Electronic Distribution” in the Registration Statement, the General Disclosure Package and the Prospectus (collectively, the “Underwriter Information”).

(iii)                               Issuer Free Writing Prospectuses.  No Issuer Free Writing Prospectus conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein, and any preliminary or other

prospectus deemed to be a part thereof that has not been superseded or modified.   Any offer that is a written communication relating to the Securities made prior to the initial filing of the Registration Statement by the Company or any person acting on its behalf (within the meaning, for this paragraph only, of Rule 163(c) of the 1933 Act Regulations) has been filed with the Commission in accordance with the exemption provided by Rule 163 under the 1933 Act Regulations (“Rule 163”) and otherwise complied with the requirements of Rule 163, including, without limitation, the legending requirement, to qualify such offer for the exemption from Section 5(c) of the 1933 Act provided by Rule 163.

(iv)                              Well-Known Seasoned Issuer.  (A) At the original effectiveness of the Registration Statement, (B) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the 1933 Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the 1934 Act or form of prospectus), (C) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the 1933 Act) made any offer relating to the  Securities in reliance on the exemption of Rule 163 under the 1933 Act, (D) at the date of this Agreement and (E) at the Applicable Time, the Company was and is a “well-known seasoned issuer” (as defined in Rule 405).

(v)                                 Company Not Ineligible Issuer.  (A) At the time of filing the Registration Statement and any post-effective amendment thereto, (B) at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the 1933 Act Regulations) of the Securities, (C) at the date of this Agreement and (D) at the Applicable Time, the Company was not and is not an “ineligible issuer,” as defined in Rule 405, without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer.

(vi)                              Independent Accountants.  The accountants who certified the financial statements and supporting schedules included in the Registration Statement, the General Disclosure Package and the Prospectus are independent public accountants with respect to the Company as required by the 1933 Act, the 1933 Act Regulations, the 1934 Act, the 1934 Act Regulations and the Public Accounting Oversight Board.

(vii)                           Financial Statements; Non-GAAP Financial Measures.  The financial statements included in the Registration Statement, the General Disclosure Package and the Prospectus, together with the related schedules and notes, present fairly in all material respects (A) the financial position of the Company for the periods specified and at the dates indicated, (B) the financial position of Courtyard New York Manhattan/Upper East Side for the periods specified and at the dates indicated and (C) the financial position of APF Emeryville, LLC and Subsidiaries for the periods specified and at the dates indicated, and such financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods presented.  The supporting schedules, if any, included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly in all material respects in accordance with GAAP the information required to be stated therein.  The selected financial and the summary financial information included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the audited, or unaudited, as applicable, financial statements of the Company included therein.  The pro forma financial statements and the related notes thereto included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly in all material respects the information shown therein, have been prepared in all material respects in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. Except as included in the Registration Statement, the General Disclosure Package and the Prospectus, no historical or pro forma financial statements or supporting schedules are required to be included in the Registration Statement, the General Disclosure Package or the Prospectus under the 1933 Act or the 1933 Act Regulations. All disclosures contained in the Registration Statement, the General Disclosure Package or the Prospectus, or incorporated by reference therein, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G under the 1934 Act, and Item 10 of Regulation S-K under the 1933 Act, in each case to the extent applicable.

(viii)                        No Material Adverse Change in Business.  Except as otherwise stated in the Registration Statement, the General Disclosure Package and the Prospectus, since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, (A) there has been no material adverse change in or affecting the properties of the Transaction Entities (the “Properties”) considered as a whole or in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Transaction Entities and their respective subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a “Material Adverse Change”), (B) there have been no transactions entered into by either of the Transaction Entities or any of their respective subsidiaries, other than those in the ordinary course of business, which are material with respect to the Transaction Entities and their respective subsidiaries considered as one enterprise, (C) there has been no liability or obligation, direct or contingent (including off-balance sheet obligations), which is material to the Transaction Entities and their respective subsidiaries considered as one enterprise, incurred by either of the Transaction Entities or any of their respective subsidiaries, except obligations incurred in the ordinary course of business, and (D) except for regular quarterly distributions on the Common Shares and the units of limited partnership interest of the Operating Partnership (“OP Units”), there has been no distribution of any kind declared, paid or made by either of the Transaction Entities on any class or series of its shares of beneficial interest, in the case of the Company, or OP Units, in the case of the Operating Partnership, or other form of ownership interests, as applicable.

(ix)                              Good Standing of the Company.  The Company has been duly organized and is validly existing as a real estate investment trust in good standing under the laws of the State of Maryland, has all trust power and trust authority to own, lease and operate its properties, conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and enter into and perform its obligations under this Agreement, and is duly qualified as a foreign real estate investment trust to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not, singly or in the aggregate, result in a material adverse effect (A) in or affecting the Properties considered as a whole or in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Transaction Entities and their respective subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business or (B) to the ability of the Transaction Entities to enter into and perform any of their respective obligations under, and to consummate the transactions contemplated in, this Agreement (collectively, a “Material Adverse Effect”).

(x)                                 Good Standing of the Operating Partnership. The Operating Partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware, has all limited partnership power and limited partnership authority to own, lease and operate its properties, conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and enter into and perform its obligations under, and to consummate the transactions contemplated in, this Agreement, and is duly qualified as a foreign limited partnership to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not, singly or in the aggregate, result in a Material Adverse Effect. The Company is the sole general partner of the Operating Partnership. The Amended and Restated Agreement of Limited Partnership of the Operating Partnership, dated May 13, 2011, is in full force and effect, and the aggregate percentage interests of the Company and the limited partners in the Operating Partnership are as set forth in the Registration Statement, the General Disclosure Package and the Prospectus.  Additionally, to the extent any portion of such option is exercised subsequent to the Closing Time, the Company will contribute the proceeds from the sale of the Option Securities to the Operating Partnership in exchange for a number of common units of the Operating Partnership equal to the number of Option Securities issued.  The Company will own all of its outstanding OP Units free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, except as described in the Registration Statement, the General Disclosure Package and the Prospectus.

(xi)                              Good Standing of Other Subsidiaries.  At the Closing Time, the Operating Partnership will be the only subsidiary of the Company that meets the definition of a “significant subsidiary” (as such term is defined in Rule 1-02 of Regulation S-X).  The only subsidiaries of the Company are (A) the subsidiaries listed on Exhibit 21 to the Registration Statement and (B) certain other subsidiaries which, considered in the aggregate as a single subsidiary, do not constitute a “significant subsidiary,” as defined in Rule 1-02 of Regulation S-X.

(xii)                           Capitalization.  The authorized, issued and outstanding shares of beneficial interest of the Company are as set forth in the Registration Statement, the General Disclosure Package and the Prospectus in the column entitled “Actual” under the caption “Capitalization” (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Registration Statement, the General Disclosure Package and the Prospectus or pursuant to the exercise of convertible or exchangeable securities or options referred to in the Registration Statement, the General Disclosure Package and the Prospectus).  Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, (i) no shares of beneficial interest of the Company are reserved for any purpose, (ii) there are no outstanding securities convertible into or exchangeable for any shares of beneficial interest of the Company, and (iii) there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for shares of beneficial interest or any other securities of the Company.  The outstanding shares of beneficial interest of the Company have been duly authorized and validly issued and are fully paid and non-assessable.  None of the outstanding Common Shares of the Company were issued in violation of the preemptive or other similar rights of any securityholder of the Company.

(xiii)                        No Equity Awards. Except for grants disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has not granted to any person or entity a share option or other equity-based award of or to purchase Common Shares pursuant to an equity-based compensation plan or otherwise.

(xiv)                       Authorization of Agreement.  This Agreement has been duly authorized, executed and delivered by each of the Transaction Entities.

(xv)                          Authorization and Description of Securities.  The Securities have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when the Securities have been issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, the Securities will be validly issued and fully paid and non-assessable; and the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company.  The Common Shares conform in all material respects to all statements relating thereto contained in the Registration Statement, the General Disclosure Package and the Prospectus and such description conforms in all material respects to the rights set forth in the instruments defining the same.  No holder of Securities will be subject to personal liability by reason of being such a holder. The certificates to be used to evidence the Securities will, at the Closing Time, be in due and proper form and will comply in all material respects with all applicable legal requirements, the requirements of the declaration of trust and bylaws of the Company and the requirements of the New York Stock Exchange.

(xvi)                       Registration Rights.  Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there are no persons with registration rights or other similar rights to have any securities registered for sale pursuant to the Registration Statement or otherwise registered for sale by either of the Transaction Entities under the 1933 Act pursuant to another registration statement.

(xvii)                    Absence of Violations, Defaults and Conflicts.  Neither of the Transaction Entities nor any of their respective subsidiaries is (A) in violation of its declaration of trust, bylaws, certificate of limited partnership, agreement of limited partnership or other organizational document, (B) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, hotel management agreement, franchise agreement or other agreement or instrument to which either of the Transaction Entities or any of their respective subsidiaries is a party or by which it or any of them may be bound or to which any of the Properties or any other properties or assets of the Transaction Entities or any of their respective subsidiaries is subject (collectively, “Agreements and Instruments”), except for such defaults that would not, singly or in the aggregate, result in a Material Adverse Effect, or (C) in violation of any law, statute, rule, regulation, judgment, order, writ or decree of any arbitrator, court, governmental body, regulatory body, administrative agency or other authority, body or agency having jurisdiction over either of the Transaction Entities or any of their respective subsidiaries or the Properties or any of their respective other properties, assets or operations (each, a “Governmental Entity”), except for such violations that would not, singly or in the aggregate, result in a Material Adverse Effect.  The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Registration Statement, the General Disclosure Package and the Prospectus (including the issuance and sale of the Securities and the use of the net proceeds from the sale of the Securities as described therein under the caption “Use of Proceeds”) and compliance by each of the Transaction Entities with their respective obligations hereunder have been duly authorized by all necessary trust or limited partnership action, as applicable, and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon the Properties or any other properties or assets of either of the Transaction Entities or any of their respective subsidiaries pursuant to, the Agreements and Instruments (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that would not, singly or in the aggregate, result in a Material Adverse Effect), nor will such action result in any violation of (i) the provisions of the declaration of trust, bylaws, certificate of limited partnership, agreement of limited partnership or other organizational document, as applicable, of either of the Transaction Entities or any of their respective subsidiaries or (ii) any applicable law, statute, rule, regulation, judgment, order, writ or decree of any Governmental Entity, except in the case of clause (ii) only, for any such violation that would not, singly or in the aggregate, result in a Material Adverse Effect.  As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other financing instrument (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of the related financing by either of the Transaction Entities or any of their respective subsidiaries.

(xviii)                 Absence of Labor Dispute.  No labor dispute with the employees of either of the Transaction Entities or any of their respective subsidiaries exists or, to the knowledge of either Transaction Entity, is imminent, which, in any such case, would, singly or in the aggregate, result in a Material Adverse Effect.

(xix)                       Absence of Proceedings.  Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there is no action, suit, proceeding, inquiry or investigation pending, or, to the knowledge of either of the Transaction Entities, threatened, against or affecting the Transaction Entities or any of their respective subsidiaries, which is required to be disclosed in the Registration Statement, the General Disclosure Package or the Prospectus (other than as disclosed therein), or which would, singly or in the aggregate, result in a Material Adverse Effect.  The aggregate of all pending legal or governmental proceedings to which either of the Transaction Entities or any of their respective subsidiaries is a party or of which any of their respective properties (including, without limitation, the Properties) or assets is the subject which are not described in the Registration Statement, the General Disclosure Package and the Prospectus, including ordinary routine litigation incidental to the business, would not result in a Material Adverse Effect.

(xx)                          Accuracy of Exhibits.  There are no contracts or documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that have not been so described or filed as required.

(xxi)                       Absence of Further Requirements.  No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Governmental Entity is necessary or required for the performance by either of the Transaction Entities of its respective obligations hereunder or in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained or as may be required under the 1933 Act, the 1933 Act Regulations, the rules of the New York Stock Exchange, the securities laws, real estate syndication laws of any U.S. state or non-U.S. jurisdiction or the rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

(xxii)                    Possession of Licenses and Permits.  Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Transaction Entities and their respective subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate Governmental Entities necessary to conduct the business now operated by them, except where the failure so to possess would not, singly or in the aggregate, result in a Material Adverse Effect. The Transaction Entities and their respective subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect. All of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, result in a Material Adverse Effect. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, neither of the Transaction Entities nor any of their respective subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

(xxiii)                 Title to Property.  (A) The Transaction Entities, each  of their respective subsidiaries or any joint venture in which either of the Transaction Entities or any of their respective subsidiaries owns an interest (each such joint venture being referred to as a “Related Entity”), as the case may be, have good and marketable fee or leasehold title to the Properties, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind, other than those that (1) are described in the Registration Statement, the General Disclosure Package and the Prospectus or (2) do not, singly or in the aggregate, materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Transaction Entities, any of their respective subsidiaries or any Related Entity; (B) except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, none of the Transaction Entities, any of their respective subsidiaries or any Related Entity owns any real property other than the Properties; (C) each of the ground leases, subleases and sub-subleases relating to a Property, if any, material to the business of the Transaction Entities and their respective subsidiaries, considered as one enterprise, are in full force and effect, with such exceptions as do not materially interfere with the use made or proposed to be made of such Property by either of the Transaction Entities, any of their respective subsidiaries or any Related Entity, and (1) no default or event of default has occurred under any ground lease, sublease or sub-sublease with respect to such Property and none of the Transaction Entities, any of their respective subsidiaries or any Related Entity has received any notice of any event which, whether with or without the passage of time or the giving of notice, or both, would constitute a default under such ground lease, sublease or sub-sublease and (2) none of the Transaction Entities, any of their respective subsidiaries or any Related Entity has received any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Transaction Entities, any of their respective subsidiaries or any Related Entity under any of the ground leases, subleases or sub-subleases mentioned above, or affecting or questioning the rights of the Transaction Entities, any of their respective subsidiaries or any Related Entity to the continued possession of the leased, subleased or sub-subleased premises under any such ground lease, sublease or sub-sublease; (D) all liens, charges, encumbrances, claims or restrictions on any of the Properties and the assets of either of the Transaction Entities, any of their respective subsidiaries or any Related Entity that are required to be disclosed in the Registration Statement or the Prospectus are disclosed therein; (E) no tenant under any of the leases at the Properties has a right of first refusal or an option to purchase the premises demised under such lease; (F) each of the Properties complies with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to the Properties), except if and to the extent disclosed in the Registration Statement, the General Disclosure Package and the Prospectus and except for such failures to comply that would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect; (G) the mortgages and deeds of trust that encumber certain of the Properties are not convertible into equity securities of the entity owning such Property and said mortgages and deeds of trust are not cross-defaulted or cross-collateralized with any property other than certain other Properties; and (H) none of the Transaction Entities, any of their respective subsidiaries or any Related Entity or, to the knowledge of either of the Transaction Entities, any lessee of any of the Properties is in default under any of the leases governing the Properties and none of the Transaction Entities, any of their respective subsidiaries or any Related Entity knows of any event which, whether with or without the passage of time or the giving of notice, or both, would constitute a default under any of such leases, except such defaults that would not, singly or in the aggregate, result in a Material Adverse Effect.

(xxiv)                Joint Venture Agreements.  Each of the partnership agreements, limited liability company agreements or other joint venture agreements to which either of the Transaction Entities or any of their respective subsidiaries is a party, and which relates to one or more of the Properties, has been duly authorized, executed and delivered by each Transaction Entity or their respective subsidiaries, as applicable, and constitutes the legal, valid and binding agreement thereof, enforceable in accordance with its terms, except, in each case, to the extent that enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting creditors’ rights or remedies generally or by general equitable principles, and, with respect to equitable relief, the discretion of the court before which any proceeding therefor may be brought (regardless of whether enforcement is sought in a proceeding at law or in equity), and with respect to any indemnification provisions contained therein, except as rights under those provisions may be limited by applicable law or policies underlying such law.

(xxv)                   Possession of Intellectual Property.  The Transaction Entities and their respective subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) reasonably necessary to conduct the business now operated by them, and neither of the Transaction Entities nor any of their respective subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Transaction Entities or any of their respective subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would reasonably be expected to result in a Material Adverse Effect.

(xxvi)                Environmental Laws.  Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) none of the Transaction Entities, any of their respective subsidiaries, any Related Entity nor any of the Properties is in violation of any Environmental Laws (as defined below), (B) the Transaction Entities, their respective subsidiaries, the Related Entities and the Properties have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law or Hazardous Material (as defined below) against the Transaction Entities, any of their respective subsidiaries or any Related Entity or otherwise with regard to the Properties, (D) there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Properties, the Transaction Entities, any of their respective subsidiaries or any Related Entity relating to Hazardous Materials or any Environmental Laws, and (E) none of the Properties is included or proposed for inclusion on the National Priorities List issued pursuant to CERCLA (as defined below) by the United States Environmental Protection Agency or on any similar list or inventory issued by any other federal, state or local governmental authority having or claiming jurisdiction over such properties pursuant to any other Environmental Laws.  As used herein, “Hazardous Material” shall mean any flammable explosives, radioactive materials, chemicals, pollutants, contaminants, wastes, hazardous wastes, toxic substances, mold and any hazardous material as defined by or regulated under any Environmental Law, including, without limitation, petroleum or petroleum products, and asbestos-containing materials.  As used herein, “Environmental Law” shall mean any applicable foreign, federal, state or local law (including statute or common law), ordinance, rule, regulation or judicial or administrative order, consent decree or judgment relating to the protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Secs. 9601-9675 (“CERCLA”), the Hazardous Materials Transportation Act, as amended, 49 U.S.C. Secs. 5101-5127, the Solid Waste Disposal Act, as amended, 42 U.S.C. Secs. 6901-6992k, the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Secs. 11001-11050, the Toxic Substances Control Act, 15 U.S.C. Secs. 2601-2692, the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. Secs. 136-136y, the Clean Air Act, 42 U.S.C. Secs. 7401-7671q, the Clean Water Act (Federal Water Pollution Control Act), 33 U.S.C. Secs. 1251-1387, and the Safe Drinking Water Act, 42 U.S.C. Secs. 300f-300j-26, as any of the above statutes may be amended from time to time, and the regulations promulgated pursuant to any of the foregoing.

(xxvii)             Utilities and Access.  To the knowledge of the Transaction Entities, water, stormwater, sanitary sewer, electricity and telephone service are all available at the property lines of each Property over duly dedicated streets or perpetual easements of record benefiting the applicable Property.  To the knowledge of the Transaction Entities, each of the Properties has legal access to public roads and all other roads necessary for the use of each of the Properties.

(xxviii)          No Condemnation.  Neither Transaction Entity has knowledge of any pending or threatened condemnation proceedings, zoning change or other proceeding or action that will materially affect the use or value of any of the Properties.

(xxix)                Accounting Controls and Disclosure Controls. The Company and its subsidiaries maintain effective internal control over financial reporting (as defined in Rules 13-a15 and 15d-15 under the 1934 Act Regulations) and a system of internal accounting controls sufficient to provide reasonable assurances that: (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, since the end of the Company’s most recent audited fiscal year, there has been (1) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (2) no change in the Company’s internal control over financial reporting that has adversely affected, or is reasonably likely to adversely affect, the Company’s internal control over financial reporting.  The auditors of the Company and the Audit Committee of the Board of Trustees of the Company or, if no such Audit Committee exists, the full Board of Trustees of the Company, have been advised of: (i) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting that have adversely affected, or are reasonably likely to adversely affect, the ability of the Company and its subsidiaries to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal control over financial reporting of the Company and its subsidiaries.  The Company and its subsidiaries have established a system of disclosure controls and procedures (as defined in Rules 13a-15 and 15d-15 under the 1934 Act Regulations) that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Company’s management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure.

(xxx)                   Compliance with the Sarbanes-Oxley Act.  There is and has been no failure on the part of the Company or any of the Company’s trustees or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules and regulations promulgated in connection therewith, including, without limitation, Section 402 related to loans and Sections 302 and 906 related to certifications.

(xxxi)                Payment of Taxes.  All United States federal income tax returns of the Transaction Entities and their respective subsidiaries required by law to be filed have been filed, and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided. The Transaction Entities and their respective subsidiaries have filed all other tax returns that are required to have been filed by them pursuant to applicable foreign, state, local or other law except insofar as the failure to file such returns would not, singly or in the aggregate, result in a Material Adverse Effect, and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided.  The charges, accruals and reserves on the books of the Transaction Entities and their respective subsidiaries in respect of any tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional tax for any years not finally determined, except to the extent of any inadequacy that would not, singly or in the aggregate, result in a Material Adverse Effect.

(xxxii)             ERISA. Each Transaction Entity is in compliance in all material respects with all applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”).  No “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which either Transaction Entity would have any liability.  Neither Transaction Entity has incurred or expects to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412, 403, 431, 432 or 4971 of the Internal Revenue Code of 1986, as amended (the “Code”).  Each “pension plan” for which either Transaction Entity would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred thereunder, whether by action or by failure to act, which would cause the loss of such qualification, except where the failure to be so qualified would not, singly or in the aggregate, result in a Material Adverse Effect.

(xxxiii)          Business Insurance.  The Transaction Entities and their respective subsidiaries carry or are entitled to the benefits of insurance, with financially sound and reputable insurers, in such amounts and covering such risks as is generally maintained by companies of established repute engaged in the same or similar business, and all such insurance is in full force and effect. Neither of the Transaction Entities has any reason to believe that it or any of their respective subsidiaries will not be able to (A) renew, if desired, its existing insurance coverage as and when such policies expire or (B) obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not, singly or in the aggregate, result in a Material Adverse Effect. Neither of the Transaction Entities nor any of their respective subsidiaries has been denied any insurance coverage which it has sought or for which it has applied.

(xxxiv)                     Title Insurance.  Each of the Transaction Entities and their respective subsidiaries and each Related Entity carries or is entitled to the benefits of title insurance on the fee interests and/or leasehold interests (in the case of a ground lease interest) with respect to each Property with financially sound and reputable insurers, in an amount not less than such entity’s cost for the real property comprising such Property, insuring that such party is vested with good and insurable fee or leasehold title, as the case may be, to each such Property.

(xxxv)                        Investment Company Act.  Neither of the Transaction Entities is required, or upon the issuance and sale of the Securities as contemplated herein and the application of the net proceeds therefrom as described in the Registration Statement, the General Disclosure Package and the Prospectus will be required, to register as an “investment company” under the Investment Company Act of 1940, as amended.

(xxxvi)         Absence of Manipulation.  Neither of the Transaction Entities nor any of their respective subsidiaries or other affiliates has taken or will take, directly or indirectly, any action which is designed, or would reasonably be expected, to cause or result in, or which constitutes, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or to result in a violation of Regulation M under the 1934 Act.

(xxxvii)      Foreign Corrupt Practices Act.  None of the Transaction Entities, any of their respective subsidiaries or, to the knowledge of either of the Transaction Entities, any trustee, officer, agent, employee, affiliate or other person acting on behalf of either of the Transaction Entities or any of their respective subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the.  Each of the Transaction Entities and their respective subsidiaries and, to the knowledge of each of the Transaction Entities, their respective affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(xxxviii)   Money Laundering Laws.  The operations of each of the Transaction Entities and their respective subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any Governmental Entity (collectively, the

“Money Laundering Laws”).  No action, suit or proceeding or, to the knowledge of either of the Transaction Entities, inquiry or investigation by or before any Governmental Entity involving either of the Transaction Entities or any of their respective subsidiaries with respect to the Money Laundering Laws is pending and, to the knowledge of either of the Transaction Entities, no such action, suit, proceeding, inquiry or investigation is threatened.

(xxxix)         OFAC.  None of the Transaction Entities, any of their subsidiaries or, to the knowledge of either of the Transaction Entities, any trustee, officer, agent, employee, affiliate or  representative of the Transaction Entities or any of their subsidiaries is an individual or entity (“Person”) currently the subject or target of any sanctions administered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”). The Company will not directly or indirectly use the net proceeds from the sale of the Securities, or lend, contribute or otherwise make available such proceeds to any subsidiaries, joint venture partners or other Person, for the purpose of financing the activities of any Person currently the subject or target of any sanctions administered or enforced by OFAC.

(xl)                              Lending Relationship.  Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Transaction Entities (i) do not have any material lending or other relationship with any Underwriter or any bank, lending or other affiliate of any Underwriter and (ii) do not intend to use any of the net proceeds from the sale of the Securities to repay any outstanding debt owed to any Underwriter or any affiliate of any Underwriter.

(xli)                           Statistical and Market-Related Data.  Any statistical and market-related data included in the Registration Statement, the General Disclosure Package or the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate in all material respects and, to the extent required, the Company has obtained the written consent to the use of such data from such sources.

(xlii)                        Real Estate Investment Trust. Commencing with its taxable year ended December 31, 2011, the Company has been organized in conformity with the requirements for qualification and taxation as a real estate investment trust (a “REIT”) under Sections 856 through 860 of the Code.  The proposed method of operation of the Company as described in the Registration Statement, the General Disclosure Package and the Prospectus will enable the Company to meet the requirements for qualification and taxation as a REIT under the Code for its taxable year ending December 31, 2013 and thereafter. All statements regarding the Company’s qualification and taxation as a REIT and descriptions of the Company’s organization and proposed method of operation (inasmuch as they relate to the Company’s qualification and taxation as a REIT) set forth in the Registration Statement, the General Disclosure Package and the Prospectus are accurate and fair summaries of the legal or tax matters described therein in all material respects.

(xliii)                     Prior Sales of Common Shares or OP Units. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has not issued, sold or distributed any Common Shares and the Operating Partnership has not issued, sold or distributed any OP Units.

(xliv)                    Approval of Listing. The Securities have been approved for listing on the New York Stock Exchange, subject to official notice of issuance.

(xlv)                       Distributions.  Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, (A) the Company is not currently prohibited, directly or indirectly, from making any distributions to its shareholders and (B) neither the Operating Partnership nor any subsidiary thereof is prohibited, directly or indirectly, from making any distributions to the Company or any other subsidiary of the Operating Partnership, from making any other distribution on any of its equity interests or from repaying any loans or advances made by the Company, the Operating Partnership or any other subsidiary of the Operating Partnership.

(xlvi)                    Finder’s Fees. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has not incurred any liability for any finder’s fees or similar payments in connection with the transactions contemplated in this Agreement, except as may otherwise exist with respect to the Underwriters pursuant to this Agreement.

(xlvii)                 Certain Relationships.  No relationship, direct or indirect, exists between or among either of the Transaction Entities, on the one hand, and the trustees, officers, shareholders, partners, customers or suppliers of the Transaction Entities, on the other hand, which is required to be described in the Registration Statement, the General Disclosure Package or the Prospectus which is not so described.

(xlviii)              No Ratings.  No securities issued by or loans to the Company or any of its subsidiaries are rated by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the 1933 Act).

(b)                                 Officer’s Certificates.  Any certificate signed by any officer or other representative of either of the Transaction Entities or any of their respective subsidiaries delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by such Transaction Entity to each Underwriter as to the matters covered thereby.

SECTION 2.                            Sale and Delivery to Underwriters; Closing.

(a)                                 Initial Securities.  On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at the price per share set forth in Schedule A the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof, subject, in each case, to such adjustments among the Underwriters as Barclays in its sole discretion shall make to eliminate any sales or purchases of fractional shares.

(b)                                 Option Securities.  In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional 2,070,000 Common Shares at the price per share set forth in Schedule A, less an amount per share equal to any distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities.  The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time upon notice by the Representatives to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities.  Any such time and date of delivery (a “Date of Delivery”) shall be determined by the Representatives, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time.  If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject, in each case, to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares.

(c)                                  Payment.  Payment of the purchase price for, and delivery of certificates for or book-entry credits representing, the Initial Securities shall be made at the offices of Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019, or at such other place as shall be agreed upon by the Representatives and the Company, at 9:00 A.M. (New York City time) on the third (fourth, if the pricing occurs after 4:30 P.M. (New York City time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company (such time and date of payment and delivery being hereinafter called the “Closing Time”).

In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for or book-entry credits representing, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Company, on each Date of Delivery as specified in the notice from the Representatives to the Company.

Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company against delivery to the Representatives for the respective accounts of the Underwriters of certificates for or book-entry credits representing the Securities to be purchased by them.  It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase.  Each of the Representatives, individually and not as a representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

(d)                                 Denominations; Registration.  Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be.  The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representatives in The City of New York not later than 10:00 A.M. (New York City time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

SECTION 3.                            Covenants of the Company.  Each of the Transaction Entities, jointly and severally, covenants with each Underwriter as follows:

(a)                                 Compliance with Securities Regulations and Commission Requests.  The Company, subject to Section 3(b), will comply with the requirements of Rule 430B, and will notify the Representatives promptly, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement or new registration statement relating to the Securities shall become effective or any amendment or supplement to the Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus, including any document incorporated by reference therein, or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or the receipt by the Company of any notice of objection to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the 1933 Act Regulations or the issuance of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(d) or 8(e) of the 1933 Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the 1933 Act in connection with the offering of the Securities.  The Company will effect all filings required under Rule 424(b), in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus.  The Company will make  reasonable efforts to prevent the issuance of any stop, prevention or suspension order and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.  The Company shall pay the required Commission filing fees relating to the Securities within the time required by Rule 456(b)(1)(i) under the 1933 Act Regulations without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the 1933 Act Regulations (including, if applicable, by updating the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b)).

(b)                                 Continued Compliance with Securities Laws.  The Company will comply with the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Registration Statement, the General Disclosure Package and the Prospectus.  If at any time when a prospectus relating to the Securities is (or, but for the exception afforded by Rule 172 of the 1933 Act Regulations (“Rule 172”), would be) required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to (i) amend the Registration Statement in order that the Registration Statement will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) amend or supplement the General Disclosure Package or the Prospectus in order that the General Disclosure Package or the Prospectus, as the case may be, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser or (iii) amend the Registration Statement or amend or supplement the General Disclosure Package or the Prospectus, as the case may be, including the documents incorporated by reference therein, in order to comply with the requirements of the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations, the Company will promptly (A) give the Representatives notice of such event, (B) prepare, as applicable, any amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement, the General Disclosure Package or the Prospectus comply with such requirements and furnish the Representatives with copies of any such amendment or supplement a reasonable amount of time prior to its proposed filing or use, and (C) file with the Commission any such amendment or supplement; provided, however, that the Company shall not file or use any such amendment or supplement to which the Representatives or counsel for the Underwriters shall reasonably object.  The Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request. The Company will give the Representatives notice of its intention to make any filings pursuant to the 1934 Act or the 1934 Act Regulations from the Applicable Time to the Closing Time and will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object.

(c)                                  Delivery of Registration Statements.  The Company has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representatives, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters.  The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be substantially identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(d)                                 Delivery of Prospectuses.  The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act.  The Company will furnish to each Underwriter, without charge, during the period when a prospectus relating to the Securities is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the 1933 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request.  The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e)                                  Blue Sky Qualifications.  The Company will use its reasonable best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representatives may designate and to maintain such qualifications in effect so long as required to complete the distribution of the Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(f)                                   Rule 158.  The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide to the Underwriters the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

(g)                                  Use of Proceeds.  The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Registration Statement, the General Disclosure Package and the Prospectus under “Use of Proceeds.”

(h)                                 Listing.  The Company will use its reasonable best efforts to effect and maintain the listing of the Securities on the New York Stock Exchange.

(i)                                     Restriction on Sale of Securities.  During a period of 90 days  from the date of the Prospectus (the “Lock-Up Period”), neither Transaction Entity will, without the prior written consent of the Representatives (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or lend or otherwise transfer or dispose of any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares (including, without limitation, OP Units) or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Shares, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise.  The foregoing sentence shall not apply to (A) the Securities to be sold hereunder, (B) any Common Shares issued or options to purchase Common Shares granted pursuant to existing employee benefit plans of the Company referred to in the Registration Statement, the General Disclosure Package and the Prospectus or (C) any Common Shares issued pursuant to any non-employee trustee share plan or distribution reinvestment plan referred to in the Registration Statement, the General Disclosure Package and the Prospectus.  Notwithstanding the foregoing, if (1) during the last 17 days of the Lock-Up Period the Company issues an earnings release or material news or a material event relating to the Company occurs or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will issue an earnings release or becomes aware that material news or a material event will occur during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed in this clause (i) shall continue to apply until the expiration of the 18-day period beginning on the date of issuance of the earnings release or the occurrence of the material news or material event, unless the Representatives waive, in writing, such extension.

(j)                                    Reporting Requirements.  The Company, during the period when a prospectus relating to the Securities is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the 1933 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

(k)                                 Issuer Free Writing Prospectuses.  The Company agrees that, unless it obtains the prior written consent of the Representatives, it will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus,” or a portion thereof, required to be filed by the Company with the Commission or retained by the Company under Rule 433; provided, that the Representatives will be deemed to have consented to the Issuer Free Writing Prospectuses listed on Schedule B-2 hereto and any “road show that is a written communication” within the meaning of Rule 433(d)(8)(i) that has been reviewed and approved by the Representatives. Any such free writing prospectus consented to by the Representatives is hereinafter referred to as a “Permitted Free Writing Prospectus.”  The Company represents that it has treated or agrees that it will treat each such Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and that it has complied and will comply with the applicable requirements of Rule 433 with respect thereto, including timely filing with the Commission where required, legending and record keeping.  If at any time following the issuance of an Issuer Free Writing Prospectus any event or condition shall exist as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, the Prospectus or any preliminary prospectus or other prospectus deemed to be part thereof that has not been superseded or modified, or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Representatives and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(l)                                     Absence of Manipulation.  Except as contemplated in the Registration Statement, the General Disclosure Package and the Prospectus, neither of the Transaction Entities will take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Securities or a violation of Regulation M under the 1934 Act.

(m)                             REIT Qualification.  The Company will use its best efforts to qualify as a REIT, effective for its taxable year ending December 31, 2013 and the Company will use its best efforts to continue to meet the requirements to qualify as a REIT under the Code until the Board of Trustees of the Company determines that it is no longer in the best interests of the Company and its shareholders to qualify as a REIT.

(n)                                 Compliance with the Sarbanes-Oxley Act.  Each of the Transaction Entities will comply in all material respects with all applicable provisions of the Sarbanes-Oxley Act that are in effect.

(o)                                 Stop Transfer Instructions for Common Shares.  The Company will enter stop transfer instructions with the transfer agent and registrar of the Common Shares against transfer of Common Shares that are subject to the agreements described in Section 5(i) hereof except in compliance with the restrictions set forth in such agreements.

(p)                                 Renewal Deadline.  If, immediately prior to the third anniversary of the initial effective date of the Registration Statement (the “Renewal Deadline”), any Securities remain unsold by the Underwriters, the Company will, prior to the Renewal Deadline, file, if it is eligible to do so, a new automatic shelf registration statement relating to the Securities, in a form and substance satisfactory to the Underwriters.  If the Company is not eligible to file an automatic shelf registration statement at such time, the Company will, prior to the Renewal Deadline, file a new shelf registration statement on the proper form relating to the Securities, in a form and substance satisfactory to the Underwriters, and use its reasonable best efforts to cause such new shelf registration statement to be declared effective as promptly as practicable after the Renewal Deadline.  The Company will take all other action necessary or appropriate to permit the offering and sale of the Securities to continue as contemplated in the expired Registration Statement.  References herein to the “Registration Statement” shall include such new automatic shelf registration statement or such new shelf registration statement, as the case may be.

(q)                                 Ceasing Eligibility For Use of Automatic Shelf Registration Statement Form.  If, at any time, when any Securities remain unsold by the Underwriters, the Company receives a notice from the Commission pursuant to Rule 401(g)(2) or otherwise ceases to be eligible to use the automatic shelf registration statement form, the Company will (i) promptly notify the Underwriters, (ii) promptly file a new shelf registration statement or post-effective amendment on the proper form relating to such Securities, in form and substance satisfactory to the Underwriters, (iii) use its reasonable best efforts to cause such new shelf registration statement or post-effective amendment to be declared effective as soon as practicable and (iv) promptly notify the Underwriters of such effectiveness.  The Company will take all other action necessary or appropriate to permit the offering and sale of the Securities to continue as contemplated in the Registration Statement that was the subject of the Rule 401(g)(2) notice or for which the Company has otherwise become ineligible.  References herein to the “Registration Statement” shall include such new shelf registration statement or post-effective amendment, as the case may be.

SECTION 4.                            Payment of Expenses.

(a)                                 Expenses.  Each of the Transaction Entities, jointly and severally, agrees to pay all expenses incident to the performance of their obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits thereto) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, (iii) the preparation, issuance and delivery of the certificates, if any, for the Securities to the Underwriters, including any share or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the Company’s counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(e) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto (not to exceed $10,000), (vi) the preparation, printing and delivery to the Underwriters of copies of each preliminary prospectus, each Issuer Free Writing Prospectus and the Prospectus and any amendments or supplements thereto, and any costs associated with electronic delivery of any of the foregoing by the Underwriters to investors, (vii) the fees and expenses of any transfer agent or registrar for the Securities, (viii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and one-half of the cost of any aircraft chartered in connection with the road show, (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by FINRA of the terms of the sale of the Securities, (x) the fees and expenses incurred in connection with the listing of the Securities on the New York Stock Exchange and (xi) the costs and expenses (including, without limitation, any damages or other amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for sale of the Securities made by the Underwriters caused by a breach of the representation contained in the second sentence of Section 1(a)(ii).  Except as explicitly provided in this Section 4(a), Section 4(b), Section 6 and Section 7, the Underwriters shall pay their own expenses, including the fees and disbursements of their counsel and other advisors.

(b)                                 Termination of Agreement.  If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5, Section 9(a)(i) or (iii) or Section 10 hereof, the Company shall reimburse the Underwriters (or, in the case of Section 10, solely the non-defaulting Underwriters), for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

SECTION 5.                            Conditions of Underwriters’ Obligations.  The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Transaction Entities contained in Section 1(a) hereof or in certificates of any officer of either of the Transaction Entities or any of their respective subsidiaries delivered pursuant to the provisions hereof, to the performance by the Transaction Entities of their respective covenants and other obligations hereunder, and to the following further conditions:

(a)                                 Effectiveness of Registration Statement.  The Registration Statement has become effective and at the Closing Time no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto shall have been issued under the 1933 Act, no notice of objection to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the 1933 Act Regulations has been received by the Company, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated; and the Company has complied with each request, if any, from the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters.  The Company shall have paid the required Commission filing fees relating to the Securities within the time period required by Rule 456(b)(1)(i) under the 1933 Act Regulations without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the 1933 Act Regulations and, if applicable, shall have updated the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b).

(b)                                 Opinion of Counsel for Company.  At the Closing Time, the Representatives shall have received the favorable opinion and negative assurance letter, each dated the Closing Time, of Hogan Lovells US LLP, counsel for the Company, each in form and substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letters for each of the other Underwriters substantially to the effect set forth in Exhibits A-1 and A-2 hereto and to such further effect as counsel to the Underwriters may reasonably request; provided, however, other counsel for the Company, reasonably acceptable to the Representatives, may deliver certain opinions set forth in Exhibit A-1.

(c)                                  Opinion of Counsel for Underwriters.  At the Closing Time, the Representatives shall have received the favorable opinion, dated the Closing Time, of Sidley Austin LLP, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters with respect to such matters as the Representatives shall reasonably request.  In giving such opinion such counsel may rely upon the opinion of Hogan Lovells US LLP, as to all matters governed by the laws of the State of Maryland, and, to the extent necessary, such other counsel for the Company referred to in Section 5(b) above.

(d)                                 Officers’ Certificate.  At the Closing Time, there shall not have been, since the date hereof, since the Applicable Time or since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, any Material Adverse Change, and the Representatives shall have received a certificate of the Executive Chairman or the Chief Executive Officer and President of the Transaction Entities and of the chief financial or chief accounting officer of the Transaction Entities, dated the Closing Time, to the effect that (i) there has been no Material Adverse Change, (ii) the representations and warranties of the Transaction Entities in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (iii) the Transaction Entities have complied in all material respects with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement under the 1933 Act has been issued, no notice of objection to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the 1933 Act Regulations has been received by the Company, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to their knowledge, contemplated by any Governmental Entity.

(e)                                  Accountant’s Comfort Letters.  At the time of the execution of this Agreement, the Representatives shall have received from PricewaterhouseCoopers LLP a letter, dated such date, in form and substance reasonably satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the General Disclosure Package and the Prospectus.  At the time of the execution of this Agreement, the Representatives shall have received from Cornerstone Accounting Group, LLP a letter, dated such date, in form and substance reasonably satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information relating to APF Emeryville, LLC and Subsidiaries contained in the Registration Statement, the General Disclosure Package and the Prospectus.

(f)                                   Bring-down Comfort Letters.  At the Closing Time, the Representatives shall have received from PricewaterhouseCoopers LLP a letter, dated the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time. At the Closing Time, the Representatives shall have received from Cornerstone Accounting Group, LLP a letter, dated the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

(g)                            Approval of Listing.  At the Closing Time, the Securities shall have been approved for listing on the New York Stock Exchange, subject only to official notice of issuance.

(h)                           No Objection.  FINRA has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements relating to the offering of the Securities.

(i)                               Lock-up Agreements.  At the date of this Agreement, the Representatives shall have received an agreement substantially in the form of Exhibit B hereto signed by each person listed on Schedule C hereto.

(j)                                    Conditions to Purchase of Option Securities.  In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Transaction Entities contained herein and the statements in any certificates furnished by the Transaction Entities or any of their respective subsidiaries hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:

(i)                                     Officers’ Certificate.  A certificate, dated such Date of Delivery, of the Executive Chairman or the Chief Executive Officer and President of the Transaction Entities, and of the chief financial or chief accounting officer of the Transaction Entities, confirming that the certificate delivered at the Closing Time pursuant to Section 5(d) hereof remains true and correct as of such Date of Delivery.

(ii)                                  Opinion of Counsel for Company.  The favorable opinion and negative assurance letter of Hogan Lovells US LLP, counsel for the Company, in form and substance reasonably satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion and negative assurance letter required by Section 5(b) hereof; provided, however, such other counsel for the company referred to in Section 5(b) hereof may deliver certain opinions to the same effect as the applicable opinions described in Section 5(b) hereof.

(iii)                               Opinion of Counsel for Underwriters.  The favorable opinion of Sidley Austin LLP, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(c) hereof.

(iv)                              Bring-down Comfort Letters.  A letter from PricewaterhouseCoopers LLP in form and substance satisfactory to the Representatives and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representatives pursuant to Section 5(f) hereof, except that the “specified date” in the letter furnished pursuant to this paragraph shall be a date not more than three business days prior to such Date of Delivery.  A letter from Cornerstone Accounting Group, LLP in the same form and substance satisfactory to the Representatives and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representatives pursuant to Section 5(f) hereof, except that the “specified date” in the letter furnished pursuant to this paragraph shall be a date not more than three business days prior to such Date of Delivery.

(k)                                 Additional Documents.  At the Closing Time and at each Date of Delivery, if any, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the covenants, obligations or conditions, herein contained; and all proceedings taken by the Transaction Entities in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters.

(l)                                     Termination of Agreement.  If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representatives by notice to the Company at any time at or prior to the Closing Time or such Date of Delivery, as the case may be, and such  termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7, 8, 14 and 15 shall survive any such termination and remain in full force and effect.

SECTION 6.                            Indemnification.

(a)                                 Indemnification of Underwriters.  Each of the Transaction Entities, jointly and severally, agrees to indemnify and hold harmless each Underwriter, its affiliates (as such term is defined in Rule 501(b) under the 1933 Act (each, an “Affiliate”)), its selling agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

(i)                                     against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430B, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included (A) in any preliminary prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) or (B) in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Securities (“Marketing Materials”), including any roadshow or investor presentations made to investors by the Company (whether in person or electronically), or the omission or alleged omission in any preliminary prospectus, Issuer Free Writing Prospectus, the General Disclosure Package, the Prospectus or in any Marketing Materials of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)                                  against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any Governmental Entity, commenced or threatened, or of any claim whatsoever, in each case based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided, that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Transaction Entities; and

(iii)                               against any and all expense whatsoever, as incurred (including the fees and disbursements of one counsel chosen by the Representatives), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any Governmental Entity, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430B, or any preliminary prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto), in reliance upon and in conformity with the Underwriter Information.

(b)                                 Indemnification of Transaction Entities, Trustees and Officers.  Each Underwriter severally agrees to indemnify and hold harmless each Transaction Entity, the Company’s trustees, each of the Company’s officers who signed the Registration Statement, and each person, if any, who controls either of the Transaction Entities within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430B, or any preliminary prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto), in reliance upon and in conformity with the Underwriter Information.

(c)                                  Actions Against Parties; Notification.  Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement.  If any such claim shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party (which shall not, except with the consent of the indemnified party, also be counsel to the indemnifying party). After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Representatives shall have the right to employ one counsel (in addition to local counsel) to represent jointly the Representatives and those other Underwriters and their respective directors, officers and controlling persons who may be subject to liability arising out of any claim or action in respect of which indemnity may be sought by the Underwriters against the Transaction Entities under this Section 6, and the Transaction Entities shall not be permitted to assume the defense of such claim or action, if (i) the Company and the Underwriters shall have so mutually agreed; (ii) the Company has failed within a reasonable time to retain counsel reasonably satisfactory to the Underwriters; (iii) the Underwriters and their respective directors, officers and controlling persons shall have reasonably concluded, after consultation with counsel, that there are or may be legal defenses available to them that are different from or in addition to those available to the Transaction Entities; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Underwriters or their respective directors, officers or controlling persons, on the one hand, and the Company or the Operating Partnership, on the other hand, and representation of both sets of parties by the same counsel would present actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the Transaction Entities.  In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.  No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)                                 Settlement Without Consent if Failure to Reimburse.  If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

SECTION 7.                            Contribution.  If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Transaction Entities, on the one hand, and the Underwriters, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Transaction Entities, on the one hand, and of the Underwriters, on the other hand, in connection with the statements or omissions, which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Transaction Entities, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Transaction Entities, on the one hand, and the total underwriting discount received by the Underwriters, on the other hand, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of the Securities as set forth on the cover of the Prospectus.

The relative fault of the Transaction Entities, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Transaction Entities or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Transaction Entities and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7.  The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the underwriting discounts received by such Underwriter in connection with the Securities underwritten by it and distributed to the public.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each Underwriter’s Affiliates and selling agents shall have the same rights to contribution as such Underwriter, and each trustee of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls either of the Transaction Entities within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Transaction Entities. The Underwriters’ respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint.

SECTION 8.                            Representations, Warranties and Agreements to Survive.  All representations, warranties and agreements contained in this Agreement or in certificates of officers of either of the Transaction Entities or any of their respective subsidiaries submitted pursuant hereto, shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or its Affiliates or selling agents, any person controlling any Underwriter, its officers or directors, or any person controlling either of the Transaction Entities and (ii) delivery of and payment for the Securities.

SECTION 9.                            Termination of Agreement.

(a)                                 Termination.  The Representatives may terminate this Agreement without liability to the Transaction Entities, by notice to the Transaction Entities, at any time at or prior to the Closing Time (i) if there has been, in the judgment of the Representatives, since the time of execution of this Agreement or since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, any Material Adverse Change, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the completion of the offering or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the New York Stock Exchange, or (iv) if trading generally on the New York Stock Exchange or in the Nasdaq Global Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by order of the Commission, FINRA or any other governmental authority, or (v) if a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or with respect to Clearstream Banking, société anonyme, or Euroclear Bank, S.A./N.V., systems in Europe, or (vi) if a banking moratorium has been declared by either Federal or New York authorities.

(b)                                 Liabilities.  If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7, 8, 14 and 15 shall survive such termination and remain in full force and effect.

SECTION 10.                     Default by One or More of the Underwriters.  If one or more of the Underwriters shall fail at the Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the “Defaulted Securities”), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

(a)                                 if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

(b)                                 if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to each Date of Delivery, if any, which occurs after the Closing Time, the obligation of the Underwriters to purchase, and of the Company to sell the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Company to sell the relevant Option Securities, as the case may be, either the (i) Representatives or (ii) the Company shall have the right to postpone the Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement, the General Disclosure Package or the Prospectus or in any other documents or arrangements.  As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this Section 10.

SECTION 11.                     Notices.  All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication.  Notices to the Underwriters shall be directed to the Representatives at: Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019, attention of Syndicate Registration (Fax: (646) 834-8133), with a copy to the Director of Litigation, Office of the General Counsel; Merrill Lynch, Pierce, Fenner & Smith Incorporated, One Bryant Park, New York, New York 10036, attention of Syndicate Department (Fax: (646) 855-3073), with a copy to ECM Legal (Fax: (212) 230-8730); and Wells Fargo Securities, LLC, 301 S. College Street, Charlotte, NC 28288, Attention: Transaction Management (Fax: (704) 383-9165); notices to the Transaction Entities shall be directed to the Company at 3 Bethesda Metro Center, Suite 1000, Bethesda, Maryland 20814, attention of Thomas J. Baltimore, Jr. (Fax: (301) 280-7782), with a copy to Frederick D. McKalip.

SECTION 12.                     No Advisory or Fiduciary Relationship.  Each of the Transaction Entities acknowledges and agrees that (a) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the initial public offering price of the Securities, if any, and any related discounts and commissions, is an arm’s-length commercial transaction among the Transaction Entities, on the one hand, and the several Underwriters, on the other hand, (b) in connection with the offering of the Securities and the process leading thereto each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of either of the Transaction Entities or any of their respective subsidiaries or their respective shareholders, unitholders, creditors, employees or any other party, (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Transaction Entities with respect to the offering of the Securities or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising either of the Transaction Entities or any of their respective subsidiaries on other matters) and no Underwriter has any obligation to the Transaction Entities with respect to the offering of the Securities except the obligations expressly set forth in this Agreement, (d) the Underwriters and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of each of the Transaction Entities, and (e) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering of the Securities and each of the Transaction Entities has consulted its own respective legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

SECTION 13.                     Parties.  This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Transaction Entities and their respective successors.  Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Transaction Entities and their respective successors and the controlling persons and officers and trustees referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained.  This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Transaction Entities and their respective successors, and said controlling persons and officers and trustees and their heirs and legal representatives, and for the benefit of no other person, firm or corporation.  No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

SECTION 14.                     Trial by Jury.  Each of the Transaction Entities (on its behalf and, to the extent permitted by applicable law, on behalf of its shareholders or unitholders, as applicable, and affiliates), and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

SECTION 15.                     GOVERNING LAW.  THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS.

SECTION 16.                     TIME. TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 17.                     Partial Unenforceability.  The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other

Section, paragraph or provision hereof.  If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

SECTION 18.                     Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

SECTION 19.                     Effect of Headings.  The Section headings herein are for convenience only and shall not affect the construction hereof.

SECTION 20.                     Patriot Act.  In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow  the underwriters to properly identify their respective clients.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters and the Transaction Entities in accordance with its terms.

Very truly yours,

RLJ LODGING TRUST

By:	/s/ Thomas J. Baltimore, Jr.
	Name:	Thomas J. Baltimore, Jr.
	Title:	President and CEO

RLJ LODGING TRUST, L.P.

By:	RLJ Lodging Trust,
its general partner

By	/s/ Thomas J. Baltimore, Jr.
	Name:	Thomas J. Baltimore, Jr.
	Title:	President and CEO

CONFIRMED AND ACCEPTED,
as of the date first above written:

BARCLAYS CAPITAL INC.

By:	/s/ Victoria Hale
Authorized Signatory

MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED

By:	/s/ Jack Vissichio
Authorized Signatory

WELLS FARGO SECURITIES, LLC

By:	/s/ David Herman
Authorized Signatory

For themselves and as Representatives of the other Underwriters named in Schedule A hereto.

SCHEDULE A

The initial public offering price per share for the Securities shall be $21.60.

The purchase price per share for the Securities to be paid by the several Underwriters shall be $20.682, being an amount equal to the initial public offering price set forth above less $0.918 per share, subject to adjustment in accordance with Section 2(b) for distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities.

Name of Underwriter	Number of Initial Securities

Barclays Capital Inc.	3,563,160
Merrill Lynch, Pierce, Fenner & Smith Incorporated	3,563,160
Wells Fargo Securities, LLC	3,563,160
Deutsche Bank Securities Inc.	597,540
PNC Capital Markets LLC	597,540
RBC Capital Markets, LLC	597,540
Robert W. Baird & Co. Inc.	299,460
KeyBanc Capital Markets Inc.	299,460
Raymond James & Associates, Inc.	299,460
Scotia Capital (USA) Inc.	299,460
Compass Point Research & Trading, LLC	120,060
Total	13,800,000

Sch A-1

SCHEDULE B-1

Pricing Terms

1.                                      The Company is selling 13,800,000 Common Shares.

2.                                      The Company has granted an option to the Underwriters, severally and not jointly, to purchase up to an additional 2,070,000 Common Shares.

3.                                      The initial public offering price per share for the Securities shall be $21.60.

Sch B-1-1

SCHEDULE B-2

Free Writing Prospectuses

None.

Sch B-2-1

SCHEDULE C

List of Persons and Entities Subject to Lock-up

Name

Robert L. Johnson

Thomas J. Baltimore, Jr.

Leslie D. Hale

Ross H. Bierkan

Evan Bayh

Nathaniel A. Davis

Robert M. La Forgia

Glenda G. McNeal

Joseph Ryan

Sch C-1

Exhibit A-1

FORM OF OPINION OF COMPANY’S COUNSEL
TO BE DELIVERED PURSUANT TO SECTION 5(b)

(a)                                 The Company has been duly formed and is validly existing as a real estate investment trust and is in good standing as of the date of the good standing certificate referred to in paragraph [•] of Schedule 1 under the laws of the State of Maryland.  The Company has the real estate investment trust power to own, lease and operate its current properties, to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and to execute, deliver, and perform on the date hereof its obligations under the Agreement.

(b)                                 The Operating Partnership has been duly formed and is validly existing as a limited partnership and is in good standing as of the date of the good standing certificate referred to in paragraph [•] of Schedule 1 under the laws of the State of Delaware.  The Operating Partnership has the limited partnership power to own, lease and operate its current properties, to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and to execute, deliver, and perform on the date hereof its obligations under the Agreement.

(c)                                  The authorized shares of beneficial interest of the Company, as of December 31, 2012, are as set forth under the caption “Capitalization” in the Registration Statement, the General Disclosure Package and the Prospectus. The Common Shares issued as consideration for the ownership interests in certain properties in connection with the Company’s initial public offering (the “Formation Shares”) and the Common Shares issued in the Company’s initial public offering were duly authorized and, assuming the receipt of consideration therefor as provided in resolutions of the Company’s Board of Trustees authorizing issuance thereof, were validly issued, fully paid and non-assessable. To our knowledge based solely on a certificate of certain officers of the Company and minutes of meetings of the Board of Trustees of the Company provided to us for the period from January 31, 2011 to March 25, 2013, the Company has not issued any outstanding securities convertible into or exchangeable for, or any outstanding options, warrants or other rights to purchase or subscribe for, any shares of beneficial interest or other securities of the Company, except as described in the Registration Statement, the General Disclosure Package and the Prospectus. No holder of outstanding common shares of beneficial interest of the Company has any preemptive right under the Maryland REIT Law or the Company’s Declaration of Trust or the Bylaws or, to our knowledge based solely on a certificate of certain officers of the Company and minutes of meetings of the Board of Trustees of the Company provided to us for the period from January 31, 2011 to March 25, 2013, any contractual right to subscribe for any securities of the Company.

(d)                                 The Agreement has been duly authorized, executed and delivered by the Company and the Operating Partnership.

(e)                                  The Securities have been duly authorized and, when issued in accordance with the provisions of the Agreement, the Securities will be validly issued, fully paid and non-assessable.  The form of certificate evidencing the Securities complies with the requirements of Section 8-203 of the Maryland REIT Law, the Company’s Declaration of Trust and the Bylaws and Section 501.01 of the Listed Company Manual of the New York Stock Exchange.

(f)                                   To our knowledge based solely on a certificate of certain officers of the Company and minutes of meetings of the Board of Trustees of the Company provided to us for the period from January 31, 2011 to March 25, 2013, the Operating Partnership has not issued any outstanding securities convertible into or exchangeable for, or any outstanding options, warrants or other rights to purchase or subscribe for, any OP Units, except as described in the Registration Statement, the General

Ex A-1-1

Disclosure Package and the Prospectus.  To our knowledge, the Company is the sole general partner of the Operating Partnership and the Company owns all the OP Units in the Operating Partnership shown as issued to the Company, as set forth in the Registration Statement, the General Disclosure Package and the Prospectus.

(g)                                  No holder of outstanding OP Units has any preemptive right under the Delaware Revised Uniform Limited Partnership Act (as defined in the opinion), the certificate of limited partnership of the Operating Partnership or the Partnership Agreement or, to our knowledge based solely on a certificate of certain officers of the Company and minutes of meetings of the Board of Trustees of the Company provided to us for the period from January 31, 2011 to March 25, 2013, any contractual right to subscribe for any securities of the Operating Partnership.

(h)                                 The Partnership Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, provided, however, that we express no opinion as to the indemnification and contribution provisions set forth in the Partnership Agreement.

(i)                                     Based solely upon our review of the information regarding the Company provided through the EDGAR system on the Commission’s website, the Registration Statement became effective under the Securities Act of 1933, as amended (the “1933 Act”), upon filing with the Commission pursuant to Rule 462(e) and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement, no notice of objection to the use of the Registration Statement pursuant to Rule 401(g)(2) has been received by the Company and no order suspending or preventing the use of any preliminary prospectus or the Prospectus has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are threatened by the Commission. The required filings of (x) the Prospectus pursuant to Rule 424(b) promulgated pursuant to the 1933 Act and (y) the Issuer Free Writing Prospectus, if any, to the extent such filing is required by Rule 433 promulgated pursuant to the 1933 Act, have been made in the manner and within the time period, required by Rule 424(b) and Rule 433, respectively.

(j)                                    The Registration Statement and the Prospectus (except for the financial statements and supporting schedules and other financial information and data included therein, as to which we express no opinion), comply as to form in all material respects with the requirements of the 1933 Act and the applicable rules and regulations thereunder.

(k)                                 The information in the Registration Statement, the General Disclosure Package and the Prospectus, as applicable, as set forth under the captions set forth on Schedule 2 and in Item 15 to Part II of the Registration Statement, to the extent that such information constitutes summaries of matters of law or legal conclusions, has been reviewed by us and is accurate in all material respects.  The Securities conform as to legal matters in all material respects to the description set forth in the Registration Statement, the General Disclosure Package and the Prospectus under the caption “Description of Capital Shares” and “Description of Common Shares.”

(l)                                     The documents incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus pursuant to Item 12 of Form S-3 under the 1933 Act (other than the financial statements and supporting schedules and other financial information and data included therein or omitted therefrom, as to which we express no opinion), at the time they were filed with the Commission, complied as to form in all material respects with the requirements of the 1934 Act and the regulations thereunder.

Ex A-1-2

(m)                             The execution, delivery and performance on the date hereof by the Company of its obligations under the Agreement and the Partnership Agreement, do not (i) violate the Declaration of Trust or Bylaws of the Company, (ii) violate any provision of Applicable Federal Law, Applicable State Law or the Maryland REIT Law, (iii) breach or constitute a default under any agreement, contract or instrument filed as an exhibit to the Registration Statement or document incorporated by reference into the Registration Statement pursuant to Item 12 of Form S-3 under the 1933 Act (an “Incorporated Document”) (except that we express no opinion with respect to any matters that would require a mathematical calculation or a financial or accounting determination) or (iv) violate any of the Company Orders (as defined in the opinion).

(n)                                 The execution, delivery and performance on the date hereof by the Operating Partnership of its obligations under the Agreement do not (i) violate the Certificate of Limited Partnership or Partnership Agreement, (ii) violate any provision of Applicable Federal Law, Applicable State Law, or the Delaware Revised Uniform Limited Partnership Act, (iii) breach or constitute a default under any agreement, contract or instrument filed as an exhibit to the Registration Statement or any Incorporated Document (except that we express no opinion with respect to any matters that would require a mathematical calculation or a financial or accounting determination) or (iv) violate any of the Operating Partnership Orders (as defined in the opinion).

(o)                                 No approval or consent of, or registration or filing with, (i) any federal or Maryland Governmental Entity is required to be obtained or made by the Company under Applicable Federal Law or Applicable State Law or (ii) any Maryland Governmental Entity is required to be obtained or made by the Company under the Maryland REIT Law in connection with the execution, delivery and performance on the date hereof by the Company of the Agreement.

(p)                                 No approval or consent of, or registration or filing with, (i) any federal or Delaware Governmental Entity is required to be obtained or made by the Operating Partnership under Applicable Federal Law or Applicable State Law or (ii) any Delaware Governmental Entity is required to be obtained or made by the Operating Partnership under the Delaware Revised Uniform Limited Partnership Act in connection with the execution, delivery and performance on the date hereof by the Operating Partnership of the Agreement.

(q)                                 The Company is not, and, after giving effect to the offering and sale of the Securities and the application of the net proceeds thereof as described under the caption “Use of Proceeds” in the Registration Statement, the General Disclosure Package and the Prospectus, the Company will not be, an “investment company” within the meaning of the Investment Company Act.

(r)                                    The Operating Partnership is not, and, after giving effect to the offering and sale of the Securities and the application of the net proceeds thereof as described under the caption “Use of Proceeds” in the Registration Statement, the General Disclosure Package and the Prospectus, the Operating Partnership will not be, an “investment company” within the meaning of the Investment Company Act.

(s)                                   The Securities have been authorized for listing by the New York Stock Exchange.

(t)                                    Except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, to our knowledge, there are no holders of any securities of the Company who have the right to require the Company to register the resale of securities held by them under the 1933 Act pursuant to the Registration Statement.

Ex A-1-3

(u)                                 Except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, to our knowledge, there are no holders of any securities of the Operating Partnership who have the right to require the Operating Partnership to register the resale of securities held by them under the 1933 Act pursuant to the Registration Statement.

(v)                                 The Company has been organized and has operated in conformity with the requirements for qualification and taxation as a REIT under the Code for each of its taxable years, beginning with its taxable year ended December 31, 2011, and the Company’s current organization and current and intended method of operation (as described in the Prospectus (as defined in the opinion), the Prospectus Supplement (as defined in the opinion), the Tax Disclosure (as defined in the opinion) and the Company Representation Letter (as defined in the opinion)) will enable it to continue to meet the requirements for qualification and taxation as a REIT under the Code for its taxable year ending December 31, 2013 and for future taxable years.

Ex A-1-4

Schedule 2

Applicable Captions

1.              Under the caption “Risk Factors—Risks Related to Our Organization and Structure,” the following risk factors:

•                  The share ownership limits imposed by the Code for REITs and our declaration of trust may restrict share transfers and/or business combination opportunities, particularly if our management and board of trustees do not favor a combination proposal;

•                  Our authorized but unissued common shares and preferred shares may prevent a change in our control that might involve a premium price for our common shares or otherwise be in the best interests of our shareholders;

•                  Certain provisions of Maryland law could inhibit changes in control;

•                  Our declaration of trust contains provisions that make removal of our trustees difficult, which could make it difficult for our shareholders to effect changes to our management; and

•                  Our rights and the rights of our shareholders to take action against our trustees and officers are limited, which could limit our shareholders’ recourse in the event of actions not in our shareholders’ best interests.

2.              Under the caption “Risk Factors—Risks Related to Our Status as a REIT,” the following risk factors:

•                  If we do not qualify as a REIT or if we fail to remain qualified as a REIT, we will be subject to U.S. federal income tax and potentially state and local taxes, which would reduce our earnings and the amount of cash available for distribution to our shareholders;

•                  REIT distribution requirements could adversely affect our ability to execute our business plan or cause us to finance our needs during unfavorable market conditions;

•                  We may in the future choose to pay dividends in the form of our own common shares, in which case shareholders may be required to pay income taxes in excess of the cash dividends they receive;

•                  Dividends payable by REITs do not qualify for the reduced tax rates available for some dividends;

•                  Even if we qualify as a REIT, we may face other tax liabilities that reduce our cash flow;

•                  If our leases are not respected as true leases for federal income tax purposes, we would likely fail to qualify as a REIT;

•                  If our TRSs fail to qualify as “taxable REIT subsidiaries” under the Code, we would likely fail to qualify as a REIT;

•                  If any hotel management companies that we engage do not qualify as “eligible independent contractors,” or if our hotels are not “qualified lodging facilities,” we would likely fail to qualify as a REIT;

•                  Our ownership of taxable REIT subsidiaries is limited, and our transactions with our taxable REIT subsidiaries will cause us to be subject to a 100% penalty tax on certain income or deductions if those transactions are not conducted on arm’s length terms;

•                  Complying with REIT requirements may force us to forgo and/or liquidate otherwise attractive investment opportunities; and

•                  As a result of our formation transactions, our TRSs may be limited in using certain tax benefits.

3.              “Description of Capital Shares” and “Description of Common Shares”

4.              “Material Federal Income Tax Considerations” and “Supplemental Federal Income Tax Considerations.”

Ex A-1-5

Exhibit A-2

FORM OF NEGATIVE ASSURANCE LETTER OF COMPANY’S COUNSEL
TO BE DELIVERED PURSUANT TO SECTION 5(b)

During the course of our professional engagement, we reviewed the Registration Statement, the General Disclosure Package and the Prospectus, and participated in conferences with officers and other representatives of the Company, with representatives of the independent public accountants of the Company and with you and your representatives at which the contents of the Registration Statement, the General Disclosure Package, and the Prospectus and related matters were discussed. The purpose of our professional engagement was not to establish or confirm factual matters set forth in the Registration Statement, the General Disclosure Package and the Prospectus, and we have not undertaken any obligation to verify independently any of those factual matters. Accordingly, we do not assume any responsibility for the accuracy, completeness, or fairness of the statements in the Registration Statement, the General Disclosure Package and the Prospectus. Moreover, many of the determinations required to be made in the preparation of the Registration Statement, the General Disclosure Package, and the Prospectus involve matters of a non-legal nature.

Subject to the foregoing, we confirm that, on the basis of the information we gained in the course of performing the services referred to in such negative assurance letter, no facts have come to our attention that cause us to believe that:

(i)                                     the Registration Statement, as of the new effective date pursuant to Rule 430B, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(ii)                                  the Prospectus, as of its date or as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(iii)                               the General Disclosure Package, as of 8:45 A.M. (New York City time) on March 20, 2013 (which the Underwriters shall have informed us is a time prior to the time of the first sale of the Securities by any Underwriter), contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(iv)                              there are any legal or governmental proceedings pending or threatened against the Company or the Operating Partnership that are required to be disclosed in the Registration Statement, the General Disclosure Package or the Prospectus, other than those disclosed therein; or

(v)                                 there are any contracts or documents of a character required to be described in the Registration Statement, the General Disclosure Package or the Prospectus that are not described or referred to therein;

provided that in making the foregoing statements, we do not express any belief with respect to the financial statements and supporting schedules and other financial or accounting information and data derived from such financial statements and schedules or the books and records of the Company or the Operating Partnership or assessments of or reports on the effectiveness of internal control over financial reporting contained or incorporated by reference in or omitted from the Registration Statement, the General Disclosure Package or the Prospectus.

Ex A-2-1

Exhibit B

March     , 2013

Barclays Capital Inc.

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

Wells Fargo Securities, LLC
  as Representatives of the several
  Underwriters to be named in the
  within-mentioned Underwriting Agreement

c/o                               Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

One Bryant Park
New York, New York 10036

Wells Fargo Securities, LLC

375 Park Avenue

4th Floor

New York, New York 10152

Re:                             Proposed Public Offering by RLJ Lodging Trust

Dear Sirs:

The undersigned, a shareholder and an officer and/or trustee of RLJ Lodging Trust, a Maryland real estate investment trust (the “Company”), understands that Barclays Capital Inc. (“Barclays”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and Wells Fargo Securities, LLC (“Wells Fargo,” and together with Barclays and Merrill Lynch, the “Representatives”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with the Company and RLJ Lodging Trust, L.P. (the “Operating Partnership”) providing for the public offering of the Company’s common shares of beneficial interest, $0.01 par value per share (the “Common Shares”).  In recognition of the benefit that such an offering will confer upon the undersigned as a shareholder and an officer and/or trustee of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Underwriting Agreement that, during the period beginning on the date hereof and ending on the date that is 90 days from the date of the Underwriting Agreement (subject to extensions as discussed below), the undersigned will not, without the prior written consent of the Representatives, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any Common Shares or any securities convertible into or exchangeable or exercisable for Common Shares (including units of limited partnership interest in the Operating Partnership), whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the “Lock-Up Securities”), or exercise any right with respect to the registration of any of the Lock-Up Securities, or file or cause to be filed any registration statement in connection therewith, under the Securities Act of 1933, as amended, or (ii) enter into any swap or any other agreement or any

Ex B-1

transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of Common Shares or other securities, in cash or otherwise.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer Lock-Up Securities without the prior written consent of the Representatives, provided, that (1) the Representatives receive a signed lock-up agreement for the balance of the lock-up period from each donee, trustee, distributee, or transferee, as the case may be, (2) any such transfer shall not involve a disposition for value, (3) such transfers are not required to be reported with the Securities and Exchange Commission on Form 4 in accordance with Section 16 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and (4) the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfers:

1.                                      if the undersigned is a trustee or executive officer of the Company, pursuant to the establishment by the undersigned of a written trading plan designed to comply with Rule 10b5-1(c) of the 1934 Act, provided, that no sales or other dispositions may occur under such plans until the expiration of the lock-up period; or

2.                                      as a bona fide gift or gifts; or

3.                                      to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this lock-up agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin); or

4.                                      as a distribution to limited partners, members or shareholders of the undersigned; or

5.                                      to the undersigned’s affiliates or to any investment fund or other entity controlled or managed by the undersigned.

Furthermore, the undersigned or its affiliates may sell Common Shares of the Company purchased by the undersigned, or with respect to which the undersigned otherwise has acquired the power of disposition, on the open market following the public offering if and only if (i) such sales are not required to be reported in any public report or filing with the Securities and Exchange Commission, or otherwise and (ii) the undersigned does not otherwise voluntarily effect any public filing or report regarding such sales.

Notwithstanding the foregoing, if:

(1)                                 during the last 17 days of the lock-up period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or

(2)                                 prior to the expiration of the lock-up period, the Company announces that it will release earnings results or becomes aware that material news or a material event will occur during the 16-day period beginning on the last day of the lock-up period, the restrictions imposed by this lock-up agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless the Representatives waive, in writing, such extension.

Ex B-2

The undersigned agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this lock-up agreement during the period from the date of this lock-up agreement to and including the 34th day following the expiration of the initial Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as may have been extended pursuant to the previous paragraph) has expired.

Notwithstanding the foregoing, the undersigned shall be permitted to (1) transfer Lock-Up Securities to the Company (a) pursuant to the exercise, in each case on a “cashless” or “net exercise” basis, of any option to purchase Common Shares granted by the Company prior to the date of the Underwriting Agreement pursuant to the Company’s equity incentive plan or arrangements existing on the date of the Underwriting Agreement and described in the Registration Statement, the General Disclosure Package and the Prospectus, where any Common Shares received by the undersigned upon any such exercise will be subject to the terms of this lock-up agreement, or (b) for the purpose of satisfying any withholding taxes (including estimated taxes) due as a result of the exercise of any option to purchase Common Shares or the vesting of any restricted share awards granted by the Company prior to the date of the Underwriting Agreement pursuant to the Company’s equity incentive plan or arrangements existing on the date of the Underwriting Agreement and described in the Registration Statement, the General Disclosure Package and the Prospectus, in each case on a “cashless” or “net exercise” basis, where any Common Shares received by the undersigned upon any such exercise or vesting will be subject to the terms of this lock-up agreement, and (2) file a Form 4 with the Securities and Exchange Commission to report such transfer in accordance with Section 16 of the 1934 Act.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Lock-Up Securities except in compliance with the foregoing restrictions.

Ex B-3

Very truly yours,

Signature:

Print Name:

Ex B-4